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                                                                    Exhibit 23.3

                                    CONSENT

     We hereby consent to the references to this firm in the Registration Statement on Form S-1 filed by HealthExtras, Inc. and all amendments.

                                       MULDOON, MURPHY & FAUCETTE LLP


Dated this 26th day of
July, 1999